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                                                                    EXHIBIT 21.1

                   Valero Energy Corporation and Subsidiaries


Name of Entity                                                State of Incorporation/Organization
--------------                                                -----------------------------------
3585043 ONTARIO LIMITED                                       Ontario
AUTOTRONIC SYSTEMS, INC.                                      Delaware
BAY AREA PETROCHEMICALS COMPANY, L.L.C.                       Delaware
BIG DIAMOND NUMBER 1, INC.                                    Texas
BIG DIAMOND, INC.                                             Texas
CANADIAN ULTRAMAR COMPANY                                     Nova Scotia
COLONNADE ASSURANCE LIMITED                                   Bermuda
COLONNADE VERMONT INSURANCE COMPANY                           Vermont
COLORADO REFINING COMPANY                                     Colorado
CORPORATE CLAIMS MANAGEMENT, INC.                             Texas
COYOTE FUNDING, L.L.C.                                        Delaware
D-S SYSTEMS, INC.                                             Delaware
D-S UNITED, INC.                                              Delaware
D-S VENTURE COMPANY, L.L.C.                                   Delaware
D-K DIAMOND-KOCH, L.L.C.                                      Delaware
DIAMOND-KOCH, L.P.                                            Texas
DIAMOND-KOCH II, L.P.                                         Texas
DIAMOND-KOCH III, L.P.                                        Texas
DIAMOND REFORMING, INC.                                       Delaware
DIAMOND SECURITY SYSTEMS, INC.                                Delaware
DIAMOND SHAMROCK ARIZONA, INC.                                Delaware
DIAMOND SHAMROCK BOLIVIANA, LTD.                              California
DIAMOND SHAMROCK LEASING, INC.                                Delaware
DIAMOND SHAMROCK OF BOLIVIA, INC.                             Delaware
DIAMOND SHAMROCK REFINING AND MARKETING                       Delaware
         COMPANY
DIAMOND SHAMROCK REFINING COMPANY, L.P.                       Delaware
DIAMOND SHAMROCK STATIONS, INC.                               Delaware
DSRM NATIONAL BANK                                            n/a
EASTERN CANADA RESPONSE CORPORATION LTD.                      Canada
EMERALD MARKETING, INC.                                       Texas
EMERALD PIPE LINE CORPORATION                                 Delaware
GEO WILLIAMSON FUELS LTD.                                     Ontario
HANOVER PETROLEUM CORPORATION                                 Delaware
HUNTWAY REFINING COMPANY                                      Delaware
INTEGRATED PRODUCT SYSTEMS, INC.                              Delaware
METRO OIL CO.                                                 Michigan
NATIONAL CONVENIENCE STORES INCORPORATED                      Delaware
NATIONAL MONEY ORDERS INCORPORATED                            Texas
NATURAL/TOTAL LIMITED LIABILITY COMPANY                       Wyoming
OCEANIC TANKERS AGENCY LIMITED                                Quebec
PETRO/CHEM ENVIRONMENTAL SERVICES, INC.                       Delaware
RIVERWALK LOGISTICS, L.P.                                     Delaware
ROBINSON OIL COMPANY (1987) LIMITED                           Nova Scotia
SCHEPPS FOOD STORES, INC.                                     Texas
SHAMROCK VENTURES, LTD.                                       Bermuda
SIGMOR BEVERAGE, INC.                                         Texas
SIGMOR CORPORATION                                            Delaware
SIGMOR NUMBER 5, INC.                                         Texas
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
SIGMOR NUMBER 43, INC.                                        Texas
SIGMOR NUMBER 79, INC.                                        Texas
SIGMOR NUMBER 80, INC.                                        Texas
SIGMOR NUMBER 103, INC.                                       Texas
SIGMOR NUMBER 105, INC.                                       Texas
SIGMOR NUMBER 119, INC.                                       Texas
SIGMOR NUMBER 125, INC.                                       Texas
SIGMOR NUMBER 140, INC.                                       Texas
SIGMOR NUMBER 156, INC.                                       Texas
SIGMOR NUMBER 170, INC.                                       Texas
SIGMOR NUMBER 178, INC.                                       Texas
SIGMOR NUMBER 181, INC.                                       Texas
SIGMOR NUMBER 196, INC.                                       Texas
SIGMOR NUMBER 206, INC.                                       Texas
SIGMOR NUMBER 229, INC.                                       Texas
SIGMOR NUMBER 232, INC.                                       Texas
SIGMOR NUMBER 238, INC.                                       Texas
SIGMOR NUMBER 239, INC.                                       Texas
SIGMOR NUMBER 259, INC.                                       Texas
SIGMOR NUMBER 306, INC.                                       Texas
SIGMOR NUMBER 363, INC.                                       Texas
SIGMOR NUMBER 422, INC.                                       Texas
SIGMOR NUMBER 605, INC.                                       Texas
SIGMOR NUMBER 606, INC.                                       Texas
SIGMOR NUMBER 611, INC.                                       Texas
SIGMOR NUMBER 613, INC.                                       Texas
SKELLY-BELVIEU PIPELINE COMPANY, L.L.C.                       Delaware
SKIPPER BEVERAGE COMPANY, INC.                                Texas
STOP 'N GO MARKETS OF TEXAS, INC.                             Texas
SUNBELT REFINING COMPANY, L.P.                                Delaware
SUNSHINE BEVERAGE COMPANY                                     Texas
TEXAS SUPER DUPER MARKETS, INC.                               Texas
THE SHAMROCK PIPE LINE CORPORATION                            Delaware
TOC-DS COMPANY                                                Delaware
TPI PETROLEUM, INC.                                           Michigan
TPI PIPELINE CORPORATION                                      Michigan
UDS CAPITAL I                                                 Delaware
UDS CAPITAL II                                                Delaware
UDS CORPORATION                                               Delaware
UDS FUNDING I, L.P.                                           Delaware
UDS FUNDING II, L.P.                                          Delaware
UDS LOGISTICS, LLC                                            Delaware
UDS SERVICES, INC.                                            Delaware
ULTRAMAR ACCEPTANCE INC.                                      Ontario
ULTRAMAR CREDIT CORPORATION                                   Ontario
ULTRAMAR D.S., INC.                                           Texas
ULTRAMAR ENERGY INC.                                          Delaware
ULTRAMAR INC.                                                 Nevada
ULTRAMAR LTEE / ULTRAMAR LTD.                                 Nova Scotia
ULTRAMAR SERVICES, INC.                                       Quebec
VALERO CAPITAL CORPORATION                                    Delaware
VALERO COAL COMPANY                                           Delaware
VALERO CORPORATE SERVICES COMPANY                             Delaware
VALERO ENERGY CORPORATION (parent)                            Delaware
VALERO GP, LLC                                                Delaware
VALERO HOLDINGS, INC.                                         Delaware
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
VALERO JAVELINA, INC.                                         Delaware
VALERO JAVELINA, L.P.                                         Delaware
VALERO LOGISTICS OPERATIONS, L.P.                             Delaware
VALERO L.P.                                                   Delaware
VALERO MARKETING AND SUPPLY COMPANY                           Delaware
VALERO MEDITERRANEAN COMPANY                                  Delaware
VALERO MTBE INVESTMENTS COMPANY                               Delaware
VALERO NATURAL GAS PIPELINE COMPANY                           Delaware
VALERO PIPELINE COMPANY                                       Delaware
VALERO PRODUCING COMPANY                                      Delaware
VALERO REFINING AND MARKETING COMPANY                         Delaware
VALERO REFINING COMPANY-CALIFORNIA                            Delaware
VALERO REFINING COMPANY-LOUISIANA                             Delaware
VALERO REFINING COMPANY-NEW JERSEY                            Delaware
VALERO REFINING-TEXAS, L.P.                                   Texas
VALERO TECHNICAL SERVICES COMPANY                             Delaware
VALERO ULTRAMAR HOLDINGS, INC.                                Delaware
VALLEY SHAMROCK, INC.                                         Texas
VMGA COMPANY                                                  Delaware
XCEL PRODUCTS COMPANY, INC.                                   Texas



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